                                                                    EXHIBIT 23.1

                              Accountants' Consent




The Board of Directors
Provant, Inc.:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.




                                        /s/ KPMG Peat Marwick LLP


Boston, Massachusetts
February 12, 1998